UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: December 3, 2010

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                    (Registrant's telephone number)

                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on December 3, 2010 as Exhibit 99.1, which is included herein.  This press release was issued to report November traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  December 3, 2010

CONTACT:        Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Friday, Dec. 3, 2010

AMERICAN AIRLINES REPORTS NOVEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a November load factor of 80.4 percent, an increase of 0.9 points versus the same period last year. Traffic increased 4.3 percent and capacity increased 3.2 percent year over year.
Domestic traffic increased 2.7 percent year over year on 1.4 percent more capacity. International traffic increased by 7.2 percent relative to last year on a capacity increase of 6.3 percent.
American boarded 6.9 million passengers in November.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	November
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	9,903,005	9,491,282	4.3%
D.O.T. DOMESTIC	6,129,267	5,969,811	2.7
INTERNATIONAL	3,773,738	3,521,471	7.2
ATLANTIC	1,336,941	1,322,322	1.1
LATIN AMERICA	1,919,408	1,773,018	8.3
PACIFIC	517,389	426,131	21.4
AVAILABLE SEAT MILES (000)
SYSTEM	12,309,739	11,924,096	3.2%
D.O.T. DOMESTIC	7,527,473	7,423,671	1.4
INTERNATIONAL	4,782,266	4,500,425	6.3
ATLANTIC	1,747,733	1,737,351	0.6
LATIN AMERICA	2,396,048	2,218,627	8.0
PACIFIC	638,485	544,447	17.3
LOAD FACTOR
SYSTEM	80.4%	79.6%	0.9	Pts
D.O.T. DOMESTIC	81.4	80.4	1.0
INTERNATIONAL	78.9	78.2	0.7
ATLANTIC	76.5	76.1	0.4
LATIN AMERICA	80.1	79.9	0.2
PACIFIC	81	78.3	2.8
PASSENGERS BOARDED	6,867,843	6,688,671	2.7%

SYSTEM CARGO TON MILES (000)	158,424	160,608	-1.4%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE November
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	115,111,205	112,220,945	2.6%
D.O.T. DOMESTIC	70,927,810	70,441,633	0.7
INTERNATIONAL	44,183,395	41,779,312	5.8
ATLANTIC	17,556,943	17,158,000	2.3
LATIN AMERICA	20,978,563	19,739,392	6.3
PACIFIC	5,647,889	4,881,920	15.7
AVAILABLE SEAT MILES (000)
SYSTEM	140,359,978	139,109,864	0.9%
D.O.T. DOMESTIC	85,327,028	85,144,534	0.2
INTERNATIONAL	55,032,951	53,965,330	2.0
ATLANTIC	21,653,027	21,977,425	-1.5
LATIN AMERICA	26,627,628	25,806,817	3.2
PACIFIC	6,752,296	6,181,088	9.2
LOAD FACTOR
SYSTEM	82%	80.7%	1.3	Pts
D.O.T. DOMESTIC	83.1	82.7	0.4
INTERNATIONAL	80.3	77.4	2.9
ATLANTIC	81.1	78.1	3.0
LATIN AMERICA	78.8	76.5	2.3
PACIFIC	83.6	79	4.7
PASSENGERS BOARDED	78,988,642	78,643,558	0.4%

SYSTEM CARGO TON MILES (000)	1,734,134	1,504,392	15.3%

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